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                                                                      Exhibit 9

SIGNATURE





                       CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------





We consent to the use in this Registration Statement of our report dated October 30, 1996 relating to the Statement of Financial Condition of The PaineWebber Pathfinders Trust, Treasury and Growth Stock, Series 19 including the Schedule of Investments, included herein, and to the reference made to us under the caption "Independent Auditors" in the Prospectus.






                                          ERNST & YOUNG, LLP




October 30, 1996
New York, New York